EXHIBIT 23.2
                                                                    ------------

                                     CONSENT

         Moye, Giles, O'Keefe, Vermeire & Gorrell hereby consents to the use of their name in the Legal Matters section of the Form SB-2 Registration Statement of U.S. Gold Corporation.



/s/ MOYE, GILES, O'KEEFE, VERMEIRE & GORRELL LLP

July 18, 2002
Denver, Colorado